Exhibit 10.12

Execution Copy

AMENDMENT NO. 2 TO MASTER REPURCHASE AND
SECURITIES CONTRACT, GUARANTEE AGREEMENT,
SERVICING AGREEMENT AND CUSTODIAL AGREEMENT

AMENDMENT NO. 2 TO MASTER REPURCHASE AND SECURITIES CONTRACT, GUARANTEE AGREEMENT, SERVICING AGREEMENT AND CUSTODIAL AGREEMENT, dated as of September 9, 2016 (this “Amendment”), between and among KREF LENDING I LLC, a Delaware limited liability company (“Seller”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”), KKR REAL ESTATE FINANCE HOLDINGS, L.P., a Delaware limited partnership (“Guarantor”), SITUS ASSET MANAGEMENT LLC, a Delaware limited liability company (“Servicer”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as Custodian (“Custodian”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, (i) Seller and Buyer are parties to that certain Master Repurchase and Securities Contract, dated as of October 21, 2015 (as amended by Amendment No. 1 to Master Repurchase and Securities Contract and Omnibus Amendment to Repurchase Documents dated as of February 4, 2016, as further amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”), (ii) Seller, Buyer and Custodian are parties to that certain Custodial Agreement, dated as of October 21, 2015 (as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Custodial Agreement”), (iii) Guarantor executed and delivered to Buyer the Guarantee Agreement dated as of October 21, 2015 (as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Guarantee Agreement”), and (iv) Buyer, Seller and Servicer executed and delivered the Servicing Agreement dated as of October 21, 2015 (as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Servicing Agreement”); and

WHEREAS, (i) Buyer and Seller have agreed to further amend certain provisions of the Repurchase Agreement in the manner set forth herein, (ii) Buyer, Seller and Custodian have agreed to amend certain provisions of the Custodial Agreement in the manner set forth herein, (iii) Buyer and Guarantor have agreed to amend certain provisions of the Guarantee Agreement in the manner set forth herein, and (iv) Buyer, Seller and Servicer have agreed to amend certain provisions of the Servicing Agreement in the manner set forth herein..

Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer, Seller, Guarantor, Servicer and Custodian hereby agree as follows:

SECTION 1.                                     Repurchase Agreement Amendments.

(a)                                 The defined terms “Affiliate” and “IPO Transaction”, each as set forth in Section 2.01 of the Repurchase Agreement, are each hereby amended and restated in their entirety to read as follows:

“Affiliate”:  (a) When used with respect to Seller, Pledgor, Guarantor, KKR REIT or Manager, (i) KKR REIT and any Subsidiary of KKR REIT that is also a direct or indirect parent of Seller, and (ii) Manager and (b) when used with respect to any other specified Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with, such Person.

“IPO Transaction”:  The listing and trading of KKR REIT or initial Guarantor (or any successors to KKR REIT or initial Guarantor that do not, in each case, result in a Change of Control, unless approved by Buyer as determined in its sole discretion) on NYSE or Nasdaq.

(b)                                 The defined term “Intervening Holdco”, as set forth in Section 2.01 of the Repurchase Agreement, is hereby deleted in its entirety.

(c)                                  Section 3.06 of the Repurchase Agreement is hereby amended to replace (i) the phrase “two (2) extensions” in the fifth line of such Section with the phrase “three (3) extensions”, and (ii) the phrase “two (2)” in the twenty-second line of such Section with the phrase “three (3)”.

(d)                                 Section 3.07(b)(i) of the Repurchase Agreement is hereby amended and restated in its entirety to read as follows:

(i)                                     the Structuring Fee, which shall be fully earned by Buyer on the Amendment Effective Date, and due and payable in the manner specified in Section 1 of the Fee Letter;

(e)                                  Subsections (q), (r) and (s) of Section 10.01 of the Repurchase Agreement are hereby amended to (i) add the word “and” to the end of subsection (q), (ii) delete “; and” from the end of subsection (r) and replace it with a period and (iii) delete subsection (s) in its entirety.

SECTION 2.                                     Custodial Agreement Amendment.  Section 8.01 of the Custodial Agreement is hereby amended and restated in its entirety to read as follows:

Section 8.01                             Examination.  Upon at least two (2) Business Days’ prior written notice to Seller and Custodian, Buyer, Seller or their respective agents, accountants, attorneys and auditors will be permitted during Custodian’s normal business hours to examine, inspect, and make copies of, the Mortgage Asset Files and any and all documents, records and other instruments or information in the possession of or under the control of Custodian relating to any or all of the Purchased Assets.  All fees and reasonable out-of-pocket and other expenses incurred by Custodian in connection with such inspections shall be paid by Seller or Buyer, depending on which is the requesting party.

SECTION 3.                                     Guarantee Agreement Amendments.

(a)                                 The defined term “Cash Liquidity”, as set forth in Section 1 of the Guarantee Agreement, is hereby amended and restated in its entirety to read as follows:

“Cash Liquidity” shall mean, for any Person and its consolidated Subsidiaries (i) Cash and Cash Equivalents (other than (a) restricted cash and (b) prepaid rents and security deposits made under tenant leases) held by such Person or any of its Subsidiaries that are not subject to any Lien (excluding statutory liens in favor of any depository bank where such cash is maintained), minus (ii) amounts included in the foregoing clause (i) that are with an entity other than such Person or any of its Subsidiaries as deposits or security for Contractual Obligations, which shall include, at all times prior to the date of an IPO Transaction, all of the unfunded and uncalled investor capital commitments of Guarantor or KKR REIT (provided KKR REIT is required to contribute such capital contributions to Guarantor upon receipt), if any, that are available to be called on without discretion, so long as all conditions are satisfied, on the part of the investor and that are not either pledged to any other Person or subject to any Lien.

(b)                                 Section 9(c) of the Guarantee Agreement is hereby amended and restated in its entirety to read as follows:

(c)                                  permit the Cash Liquidity of Guarantor and its consolidated Subsidiaries at any time to be less than (A) at all times prior to the date of an IPO Transaction, the greater of (i) Ten Million Dollars ($10,000,000) and (ii) Ten Percent (10.0%) of the Recourse Indebtedness of Guarantor and its consolidated Subsidiaries; and (B) at all times from and after the date of an IPO Transaction, the greater of (i) Ten Million Dollars ($10,000,000) and (ii) Five Percent (5.0%) of the Recourse Indebtedness of Guarantor and its consolidated Subsidiaries; or

SECTION 4.                                     Servicing Agreement Amendment.  The defined term “Affiliate”, as set forth in Section 1.01 of the Servicing Agreement, is hereby amended to delete the words “Intervening Holdco,” in their entirety.

SECTION 5.                                     Conditions Precedent.  This Amendment and its provisions shall become effective on the later to occur of (i) first date on which this Amendment is executed and delivered by a duly authorized officer of each of Seller, Buyer, Guarantor, Servicer and Custodian, and (ii) the date that counsel for Seller and Guarantor have provided Buyer with updated copies of each of the legal opinions delivered to Buyer in connection with the execution and delivery of the Repurchase Agreement and each of the related Repurchase Documents, each, in form and substance acceptable to Buyer and its counsel (the “Amendment Effective Date”).

SECTION 6.                                     Representations, Warranties and Covenants. Seller and Guarantor each hereby represents and warrants to Buyer, as of the date hereof and as of the Amendment Effective Date, that (i) it is in full compliance with all of the terms and provisions set forth in each

Repurchase Document to which it is a party on its part to be observed or performed, and (ii) no Default or Event of Default has occurred or is continuing.  Seller and Guarantor each hereby confirm and reaffirm the representations, warranties and covenants contained in each Repurchase Document to which each is a party.

SECTION 7.                                     Acknowledgements of Seller and Guarantor.  Seller and Guarantor each hereby acknowledge that Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement and the other Repurchase Documents.

SECTION 8.                                     Limited Effect.  Except as expressly amended and modified by this Amendment, the Repurchase Agreement and each of the other Repurchase Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the Amendment Effective Date (r) each reference therein and herein to the “Servicing Agreement” shall be deemed to include, in any event, this Amendment, (s) each reference therein and herein to the “Guarantee Agreement” shall be deemed to include, in any event, this Amendment, (t) each reference therein and herein to the “Custodial Agreement” shall be deemed to include, in any event, this Amendment, (u) each reference therein and herein to the “Repurchase Documents” shall be deemed to include, in any event, this Amendment, (v) each reference to the “Repurchase Agreement”, the “Guarantee Agreement”, the “Servicing Agreement” or the “Custodial Agreement” in any of the Repurchase Documents shall be deemed to be a reference to, as appropriate, the Repurchase Agreement, the Guarantee Agreement, the Servicing Agreement or the Custodial Agreement, as amended hereby, (w) each reference in the Repurchase Agreement to “this Agreement”, this “Repurchase Agreement”, this “Master Repurchase and Securities Contract”, “hereof”, “herein” or words of similar effect in referring to the Repurchase Agreement shall be deemed to be references to the Repurchase Agreement, as amended by this Amendment, (x) each reference in the Custodian Agreement to “this Agreement”, this “Custodial Agreement”, “hereof”, “herein” or words of similar effect in referring to the Custodial Agreement shall be deemed to be references to the Custodial Agreement, as amended by this Amendment, (y) each reference in the Guarantee Agreement to “this Agreement”, “this Guarantee Agreement”, “the Guarantee”, “hereof”, “herein” or words of similar effect in referring to the Guarantee Agreement shall be deemed to be references to the Guarantee Agreement, as amended by this Amendment, and (z) each reference in the Servicing Agreement to “this Agreement”, “this Servicing Agreement”, “the Servicing”, “hereof”, “herein” or words of similar effect in referring to the Servicing Agreement shall be deemed to be references to the Servicing Agreement, as amended by this Amendment.

SECTION 9.                                     Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 10.                              Expenses.  Seller agrees to pay and reimburse Buyer for all out-of-pocket costs and expenses incurred by Buyer in connection with the preparation, execution and delivery of this Amendment and all other agreements, instruments or documents related thereto, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft LLP, counsel to Buyer.

SECTION 11.                              GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF.  THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

SELLER:

KREF LENDING I LLC, a Delaware limited liability company

By:	/s/ Patrick Mattson
Name: Patrick Mattson
Title: Authorized Signatory

GUARANTOR:

KKR REAL ESTATE FINANCE HOLDINGS, L.P., a Delaware limited liability partnership

By:	/s/ Patrick Mattson
Name: Patrick Mattson
Title: Authorized Signatory

SERVICER:

SITUS ASSET MANAGEMENT LLC, a Delaware limited liability company

By:	/s/ James Goodall
Name: James Goodall
Title: Director

BUYER:

WELLS FARGO BANK, N.A., a national banking association

By:	/s/ Allen Lewis
Name: Allen Lewis
Title: Director

CUSTODIAN:

WELLS FARGO BANK, N.A., a national banking association, in its capacity as Custodian

By:	/s/ Amy Simpson
Name: Amy Simpson
Title: Vice President